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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         DATE OF REPORT JANUARY 31, 2001
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                DATE OF EARLIEST EVENT REPORTED JANUARY 16, 2001
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                            GOTHIC ENERGY CORPORATION
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             (Exact name of Registrant as specified in its Charter)


        OKLAHOMA                        0-19753                22-2663839
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(State or other jurisdiction      (Commission File No.)       (IRS Employer
     of incorporation)                                      Identification No.)


      6100 NORTH WESTERN AVENUE, OKLAHOMA CITY, OKLAHOMA     73118
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          (Address of principal executive offices)         (Zip Code)


                                 (405) 848-8000
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              (Registrant's telephone number, including area code)








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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On January 16, 2001, Chesapeake Energy Corporation ("Chesapeake") completed the acquisition of Gothic Energy Corporation ("Gothic") by merging Chesapeake Merger 2000 Corp. into Gothic pursuant to the Agreement and Plan of Merger among the parties dated September 8, 2000, as amended on October 31, 2000. Chesapeake issued a total of 4.0 million common shares in the merger. Gothic shareholders (other than Chesapeake) received 0.1908 of a share of Chesapeake common stock for each share of Gothic common stock. In addition, outstanding warrants and options to purchase Gothic common stock were converted to the right to purchase Chesapeake common stock based on the 0.1908 exchange ratio. Gothic preferred stock, all of which is owned by Chesapeake, remains outstanding. As part of the merger, the terms of the Gothic preferred stock were amended to eliminate the right to convert the Gothic preferred stock to Gothic common stock. Prior to the merger, Chesapeake purchased substantially all of Gothic's 14.125% senior discount notes (total accreted principal amount of $104 million) and $31.6 million of $235 million principal amount of 11.125% senior secured notes issued by Gothic's subsidiary. As part of the merger the $31.6 million principal amount of 11.125% senior secured notes were retired. The outstanding notes continue to be the obligations of Gothic and its subsidiary.

         The issuance of Chesapeake common stock under the merger agreement was registered under the Securities Act of 1933 pursuant to Chesapeake's registration statement on Form S-4 (No. 333-47330). The proxy statement/prospectus included in the registration statement contains additional information about the transaction. The Gothic shareholders approved the merger at a special meeting of shareholders on December 12, 2000.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       GOTHIC ENERGY CORPORATION



                                       BY: /s/ AUBREY K. MCCLENDON
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                                                  AUBREY K. MCCLENDON
                                          President and Chief Executive Officer

Dated:  January 31, 2001